                                                                    EXHIBIT 10.5

                                                                  Execution copy

                             CONTRIBUTION AGREEMENT

                       EnerVest Management Partners, Ltd.

                           EnerVest Operating, L.L.C.

                             CGAS Exploration, Inc.

                               EV Investors, L.P.

                                 EVCG GP, L.L.C.

                              CGAS Properties, L.P.

                                  EnCap Energy

                              Capital Fund V, L.P.

                          EnCap V-B Acquisitions, L.P.

                              EV Management, L.L.C.

                               EV Energy GP, L.P.

                            EV Energy Partners, L.P.

                               CGas Holdings, LLC

                               EVEC Holdings, LLC

                               September 29, 2006

                                Table of Contents

                                                                               Page
                                                                           -------------
ARTICLE I. Definitions                                                                2
     Section 1.1    Defined Terms......................................               2
     Section 1.2    Other Defined Terms................................               3
     Section 1.3    Construction.......................................               3
     Section 1.4    References.........................................               4

ARTICLE II. CONTRIBUTION BY OWNERS OF PROPERTIES LP....................               4
     Section 2.1    Capitalization of the General Partner..............               4
     Section 2.2    Capitalization of the Partnership..................               4

ARTICLE III. Representations and Warranties............................               5
     Section 3.1    Representations and Warranties of All Parties......               5
     Section 3.2    Representations of EVMP Regarding Properties LP,
                    Properties GP, Clinton and Clinton GP..............               6
     Section 3.3    Representations of EVMP Regarding Capitalization
                    and Ownership of Properties GP, Properties LP,
                    Clinton GP and Clinton LP..........................               7
     Section 3.4    Representations and Warranties of EVMP Regarding
                    Ownership and Transfer of Interests in Properties
                    GP and Properties LP...............................               8
     Section 3.5    Representations and Warranties of EVOC Regarding
                    Ownership and Transfer of Interests in
                    Properties LP......................................               9
     Section 3.6    Representation and Warranties of EnCap Funds
                    Regarding Ownership and Transfer of Interests
                    in Properties LP...................................               9
     Section 3.7    Representations and Warranties of CGAS Regarding
                    Ownership and Transfer of Interests in
                    Clinton LP.........................................               9
     Section 3.8    Representations and Warranties of Investors
                    Regarding Ownership and Transfer of Interests
                    in Properties LP...................................              10
     Section 3.9    Representations and Warranties of the General
                    Partner Regarding Interests Issued.................              10
     Section 3.10   Representations and Warranties of the Partnership
                    Regarding Common and Subordinated Units............              10
     Section 3.11   Representations and Warranties of EVMP, EVOC,
                    the EnCap Funds and CGAS regarding securities
                    laws...............................................              10

ARTICLE IV. COVENANTS..................................................              11
     Section 4.1    Consent to Admission as a Member or Partner........              11
     Section 4.2    Further Assurances.................................              11
     Section 4.3    Conveyance of the Clinton Properties...............              11

ARTICLE V. THE CLOSING.................................................              11
     Section 5.1    The Closing........................................              11
     Section 5.2    Deliveries at Closing by Sole Member of
                    Properties GP, Limited Partners of Properties
                    LP and Properties GP  and CGAS.....................              11
     Section 5.3    Deliveries at Closing by General Partner...........              12
     Section 5.4    Deliveries at Closing by the Partnership...........              12

ARTICLE VI. MISCELLANEOUS..............................................              12
     Section 6.1    Headings...........................................              12
     Section 6.2    Notices............................................              13
     Section 6.3    Assignment.........................................              13
     Section 6.4    Entire Agreement...................................              13
     Section 6.5    Counterparts.......................................              13
     Section 6.6    Governing Law......................................              13
     Section 6.7    Severability.......................................              13
     Section 6.8    No Survival of Representations and Warranties
                    and Covenants......................................              13

PROPERTIES LP SUBSIDIARIES............................................     Schedule 3.2
RECORD OWNERS OF PROPERTIES LP........................................     Schedule 3.3
ENCAP OWNERSHIP PERCENTS..............................................     Schedule 3.6

                             CONTRIBUTION AGREEMENT

      This Contribution Agreement ("AGREEMENT"), dated as of September 29, 2006, is entered into by and among EnerVest Management Partners, Ltd., a Texas limited partnership ("EVMP"), EVEC Holdings, LLC, a Delaware limited liability Company ("EVH"), EnerVest Operating, L.L.C., a Delaware limited liability company ("EVOC"), CGAS Exploration, Inc., an Ohio corporation ("CGAS"), EV Investors, L.P., a Delaware limited partnership ("INVESTORS"), EVCG GP, L.L.C., a Delaware limited liability company ("CLINTON GP"), CGAS Properties, L.P., a Delaware limited partnership ("CLINTON LP"), CGas Holdings, LLC, a Delaware limited liability company ("CGH") EnCap Energy Capital Fund V, L.P., a Texas limited partnership ("ENCAP FUND V"), EnCap V-B Acquisitions, L.P., a Texas limited partnership ("ENCAP FUND V-B" and, together with EnCap Fund V, the "ENCAP FUNDS"), EV Management, L.L.C., a Delaware limited liability company ("MANAGEMENT"), EV Energy GP, L.P., a Delaware limited partnership (the "GENERAL PARTNER"), and EV Energy Partners, L.P., a Delaware limited partnership (the "PARTNERSHIP").

      WHEREAS, EVMP previously formed Management and EVH as a wholly owned subsidiaries;

      WHEREAS, EVMP, as limited partner, and Management, as general partner, formed the General Partner as a Delaware limited partnership;

      WHEREAS, EVMP, as organizational limited partner, and the General Partner, as general partner, formed the Partnership as a Delaware limited partnership;

      WHEREAS, EVMP formed EV Properties GP, L.L.C., as a wholly-owned Delaware limited liability company ("PROPERTIES GP");

      WHEREAS, EVMP, EV Investors and the EnCap Funds, as limited partners, and Properties GP, as general partner, formed EV Properties, L.P., as a Delaware limited partnership ("PROPERTIES LP");

      WHEREAS, EVMP, EnCap Investments GP, L.L.C., a Delaware limited liability company ("ENCAP"), and the Partnership have entered into the Investor's Agreement, dated May 12, 2006 ("INVESTOR'S AGREEMENT"), pursuant to which EVMP, EnCap and the Partnership agreed to take all steps necessary to cause the transactions described in this Agreement to occur;

      WHEREAS, as contemplated by the Investor's Agreement, EVMP will contribute its membership interest in Properties GP to the General Partner in exchange for a limited partnership interest in the General Partner;

      WHEREAS, as contemplated by the Investor's Agreement, EVMP, and the EnCap Funds will contribute a portion of their limited partner interests in Properties LP to the General Partner in exchange for limited partnership interests in the General Partner;

      WHEREAS, EV Investors will contribute $144,150 in cash to the General Partner in exchange for limited partnership interests in the General Partner;

      WHEREAS, as contemplated by the Investor's Agreement, the General Partner will contribute the membership interest in Properties GP and the limited partner interests in Properties LP to the Partnership to maintain its 2% general partner interest;

      WHEREAS, as contemplated by the Investor's Agreement, EVMP, EVOC, Investors and the EnCap Funds desire to contribute the remainder of their limited partnership interests in Properties LP to the Partnership in exchange for Common Units, Subordinated Units and cash;

      WHEREAS, as contemplated by the Investor's Agreement, Properties LP has formed Clinton GP as a wholly owned Delaware limited liability company;

      WHEREAS, as contemplated by the Investor's Agreement, Clinton GP, as general partner, and CGAS, as limited partner, have formed Clinton LP as a Delaware limited partnership;

      WHEREAS, as contemplated by the Investor's Agreement, CGAS contributed the Clinton Properties to Clinton LP in exchange for a limited partnership interest in Clinton LP;

      WHEREAS, as contemplated by the Investor's Agreement, CGAS will contribute the limited partnership interest in Clinton LP to the Partnership in exchange for Common Units, Subordinated Units and cash;

      WHEREAS, CGAS formed CGH as a wholly owned subsidiary; and

      WHEREAS, EVMP and EVOC assigned their right to receive Subordinated Units to EVH and CGAS assigned its right to receive Subordinated Units to CGH;

      NOW THEREFORE, for good and valuable consideration, the parties agree as follows:

                                   ARTICLE I.
                                   Definitions

      SECTION 1.1.DEFINED TERMS. The following terms have the meanings set forth below when used in this Agreement:

      "CLINTON CONVEYANCE" means the conveyance of even date between CGAS, as grantor, and Clinton LP, as grantee.

      "CLINTON PROPERTIES" means those interests in oil and gas properties described in Exhibit A to the Clinton Conveyance.

      "COMMON UNITS" has the meaning set forth in the MLP Partnership Agreement.

      "GOVERNMENTAL AUTHORITY" means the United States, any foreign country, state, county, city or other incorporated or unincorporated political subdivision, agency or instrumentality thereof.

      "GP PARTNERSHIP AGREEMENT" means the amended and restated agreement of limited partnership of the General Partner.

      "INCENTIVE DISTRIBUTION RIGHTS" has the meaning set forth in the MLP Partnership Agreement.

      "MLP PARTNERSHIP AGREEMENT" means the amended and restated agreement of the limited partnership of the Partnership.

      "PERSON" shall mean a corporation, an association, a partnership, an organization, a business, an individual or a Governmental Authority.

      "SUBORDINATED UNITS" has the meaning set forth in the MLP Partnership Agreement.

      SECTION 1.2.OTHER DEFINED TERMS. The following terms are defined in the sections indicated:

Term                    Section
------------            ----------
Closing                 5.1
Agreement               First Paragraph
CGAS                    First Paragraph
CGH                     First Paragraph
Claim                   Section 3.4
Clinton GP              First Paragraph
Clinton LP              First Paragraph
Closing                 Section 5.1
EnCap                   Recitals
EnCap Fund V            Recitals
EnCap Funds V-B         Recitals
EVH                     First Paragraph
EVMP                    First Paragraph
EVOC                    First Paragraph
Investors               First Paragraph
Investor's Agreement    Recitals
General Partner         First Paragraph
Management              First Paragraph
Partnership             First Paragraph
Properties GP           Recitals
Properties LP           Recitals
Securities ACT          Section 3.4

      SECTION 1.3.CONSTRUCTION. Whenever the context requires, the gender of all words used herein shall include the masculine, feminine and neuter, and the number of all words shall include the singular and plural.

      SECTION 1.4.REFERENCES. Unless specified, references in this Agreement to "Sections", "Subsections", "Paragraphs" or "Articles" refer to the sections, subsections, paragraphs or articles in this Agreement.

                                  ARTICLE II.
                     CONTRIBUTION BY OWNERS OF PROPERTIES LP

SECTION 2.1.CAPITALIZATION OF THE GENERAL PARTNER.

      (a)At the Closing, pursuant to the Investor's Agreement, Management will contribute $288.30 to the General Partner to retain its 0.01% interest in the General Partner as general partner.

      (b) At the Closing, pursuant to the Investor's Agreement,

            (i) EVMP will contribute the entire membership interest in Properties GP and a 3.44% limited partnership interest in Properties LP to the General Partner, in exchange for a 71.24% interest as a limited partner in the General Partner;

            (ii) Investors will contribute $144,150 to the General Partner in exchange for a 5.00% interest as a limited partner in the General Partner;

            (iii) EnCap Fund V will contribute a 0.66% interest in Properties LP to the General Partner in exchange for a 13.26% interest as a limited partner in the General Partner; and

            (iv) EnCap Fund V-B will contribute a 0.52% interest in Properties LP to the General Partner in exchange for a 10.49% interest as a limited partner in the General Partner.

      SECTION 2.2 CAPITALIZATION OF THE PARTNERSHIP.

      (a) At the Closing, pursuant to the Investor's Agreement, the General Partner will contribute the entire membership interest in Properties GP, a 4.63% limited partnership interest in Properties LP and $144,150 in cash to the Partnership. In exchange for the contribution contemplated by this Section 2.2(a), the General Partner will retain its 2.00% general partnership interest in the Partnership and will be issued the Incentive Distribution Rights by the Partnership and be admitted as a limited partner with respect to such Incentive Distribution Rights.

      (b) At the Closing, pursuant to the Investor's Agreement,

                  (i) EVMP will contribute a 4.27% limited partnership interest in Properties LP to the Partnership in exchange for 25,244 Common Units and a cash payment of $2,072,327.22, less its share of expenses, if any, in excess of $2.0 million.

                  (ii) EVOC will contribute a 54.03% limited partnership
            interest in Properties LP to the Partnership in exchange for 138,381 Common Units, 810,030 Subordinated Units (which will be issued to and held by EVH) and a cash payment of $14,519,564.03, less its share of expenses, if any, in excess of $2.0 million.

                  (iii) Investors will contribute a 5.00 % limited partnership interest in Properties LP to the Partnership in exchange for 155,000 Subordinated Units.

                  (iv) EnCap Fund V will contribute a 17.95% limited partnership in interest Properties LP to the Partnership in exchange for 49,207 Common Units, 243,350 Subordinated Units and a cash payment of $4,989,634.21, less its share of expenses, if any, in excess of $2.0 million.

                  (v) EnCap Fund V-B will contribute a 14.21% limited
            partnership in interest in Properties LP to the Partnership in exchange for 38,913 Common Units, 192,820 Subordinated Units and a cash payment of $3,945,853.41, less its share of expenses, if any, in excess of $2.0 million.

                  (vi) CGAS will contribute a 99.99% limited partnership
            interest in Clinton LP to the Partnership in exchange for 343,255 Common Units, 1,698,800 Subordinated Units (which will be issued to and held by CGH) and a cash payment of $34,806,771.14, less its share of expenses, if any, in excess of $2.0 million.

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

      SECTION 3.1 REPRESENTATIONS AND WARRANTIES OF ALL PARTIES.

      Each of the parties to this Agreement hereby represents and warrants severally as to itself to each other party as follows:

            (a) Formation and Good Standing. That it is a corporation, limited partnership or limited liability company legally incorporated or formed, duly organized, validly existing and, if applicable, in good standing under the laws of the state of its formation and that it is duly qualified to do business and is in good standing as a foreign corporation, partnership or other entity in each jurisdiction where the character of the properties owned or leased by it or the nature of the businesses transacted by it requires it to be so qualified.

            (b) Authority, Execution and Enforceability. That it has full corporate, partnership or other power and authority to enter into this Agreement and to perform its obligations hereunder. That its execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and approved by it. That it has duly executed and delivered this Agreement, and that this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by the principles governing the availability of equitable remedies).

            (c) No Conflicts. Neither its execution, delivery nor performance of this Agreement will:

                  (i) require the approval or consent of any Governmental
            Authority;

                  (ii) conflict with or result in the breach or violation of any term or provision of, or will constitute a default under, or will otherwise impair the good standing, validity or effectiveness of, any provision of its certificate or articles of incorporation, by-laws, partnership agreement or other formation documents;

                  (iii) result in the breach or violation by it of any material term or provision of, or constitute a default or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any material agreement to which it is bound or by which its property or business is affected, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents are intended to be obtained by it prior to the Closing; or

                  (iv) violate any federal, state or local or other governmental law ordinance, or any order, writ, injunction, decree, rule or regulation of any Governmental Authority applicable to it.

      SECTION 3.2 REPRESENTATIONS OF EVMP REGARDING PROPERTIES LP, PROPERTIES GP, CLINTON AND CLINTON GP. EVMP hereby represents and warrants to the Partnership and General Partner at and as of the Closing Date as follows:

            (a) Organization and Good Standing of Properties GP and Clinton GP. Each of Properties GP and Clinton GP is a limited liability company legally formed, duly organized, validly existing and in good standing under the laws of the state of Delaware, and has full corporate power and authority and all necessary licenses and permits to own, lease and operate the properties used in its business and to act as the general partner of Properties LP or Clinton LP (as the case may be). Each of Properties GP and Clinton GP is duly qualified to do business and is in good standing as a foreign limited liability company in each jurisdiction where the character of the properties owned or leased by it or the nature of the businesses transacted by it requires it to be so qualified.

            (b) Organization and Good Standing of Properties LP and Clinton LP. Properties LP and Clinton LP each is a limited partnership legally formed, duly organized, validly existing and in good standing under the laws of the state of Delaware, with full corporate power and authority and all necessary licenses and permits to own, lease and operate the properties used in its business and to engage in the businesses it is currently engaged in. Properties LP and Clinton LP each is duly qualified to do business and is in good standing as a foreign limited partnership in each jurisdiction where the character of the properties owned or leased by it or the nature of the businesses transacted by it requires it to be so qualified.

            (c) Organization and Good Standing of Subsidiaries of Properties LP.
      Schedule 3.2 sets forth the name and state of incorporation or formation of each subsidiary of Properties LP (each a "SUBSIDIARY"). Each Subsidiary is a limited liability company, a limited partnership or other entity legally formed, duly organized, validly existing and, if applicable, in good standing under the laws of the state of its formation, with full power and authority and all necessary licenses and permits to own, lease and operate the properties used in its business and to engage in the businesses it is currently engaged in. Each Subsidiary is duly qualified to do business and is in good standing as a foreign limited partnership in each jurisdiction where the character of the properties owned or leased by it or the nature of the businesses transacted by it requires it to be so qualified. All of the equity interests in each Subsidiary are owned, directly or indirectly, by Properties LP.

      SECTION 3.3 REPRESENTATIONS OF EVMP REGARDING CAPITALIZATION AND OWNERSHIP OF PROPERTIES GP, PROPERTIES LP, CLINTON GP AND CLINTON LP. EVMP represents to the Partnership as follows:

            (a) Capitalization of Properties GP and Clinton GP. The authorized capitalization of Properties GP and Clinton GP consist of an unlimited number of membership interests. All of the outstanding membership interests of Properties GP and Clinton GP are be validly issued, fully paid and nonassessable, and will be owned beneficially and of record, in the case of Properties GP, by EVMP, and in the case of Clinton GP, by a Subsidiary. Other than as contemplated by this Agreement, there are not any outstanding agreements, warrants, options, calls, preemptive or other rights, or other commitments of any nature which obligate Properties GP or Clinton GP to issue any additional membership interests. Other than as provided in the limited liability company agreement for Properties GP or Clinton GP, and under applicable law, there are no obligations on the part of the owners of membership interests of Properties GP or Clinton GP to make any capital contributions to Properties GP or Clinton GP or to loan funds to Properties GP or Clinton GP.

            (b) Capitalization of Properties LP. The authorized capitalization of Properties LP consists of a 0.01% general partnership interest and a 99.99% limited partnership interest, each of which were validly issued. The entire general partnership interest of Properties LP is owned beneficially and of record by Properties GP, and the record owners of Properties LP are set forth on Schedule 3.3. There are not any outstanding agreements, warrants, options, calls, preemptive or other rights, or other commitments of any nature which obligate Properties LP to issue additional general or limited partnership interests. Other than as provided in the partnership agreement for Properties LP, and under applicable law, there are no obligations on the part of the general or limited partner of Properties LP to make any capital contributions to Properties LP or to loan funds to Properties LP.

            (c) Capitalization of Clinton. The authorized capitalization of Clinton LP consists of a 0.01% general partnership interest and a 99.99% limited partnership interest, each of which were validly issued. The entire general partnership interest in Clinton LP is owned beneficially and of record by Clinton GP, and the record owner of the entire limited partnership interest is CGAS. There are not any outstanding agreements, warrants, options, calls, preemptive or other rights, or other commitments of any nature which obligate Clinton LP to issue additional general or limited partnership interests. Other than as provided in the partnership agreement for Clinton LP and under applicable law, there are no obligations on the part of the general or limited partner of Clinton LP to make any capital contributions to Clinton LP or to loan funds to Clinton LP.

      SECTION 3.4 REPRESENTATIONS AND WARRANTIES OF EVMP REGARDING OWNERSHIP AND TRANSFER OF INTERESTS IN PROPERTIES GP AND PROPERTIES LP. EVMP hereby represents and warrants to the General Partner and Partnership as follows:

            (a) Properties GP is the sole general partner of Properties LP. Properties GP is the record and beneficial owner of a 0.01% general partner interest in Properties LP, free and clear of any restrictions on transfer (other than any restrictions under applicable organizational or formation documents, the Securities Act of 1933, as amended ("SECURITIES ACT") and state securities laws), security interests, options, warrants, purchase rights, contracts, commitments, equities, liens, claims, encumbrances and demands (collectively, "CLAIMS").

            (b) EVMP is the record and beneficial owner of the entire membership interest in Properties GP free and clear of any Claims. EVMP is not a party to any option, warrant, purchase right, or other contract or commitment that could require EVMP to sell, transfer, or otherwise dispose of any ownership interest in Properties GP (other than this Agreement and the Investor's Agreement). EVMP is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any ownership interest in Properties GP. Upon transfer by EVMP of the membership interests in Properties GP to the General Partner as contemplated by this Agreement, the General Partner will acquire the membership interests in Properties GP, free and clear of any Claims created by EVMP.

            (c) EVMP is the record and beneficial owner of a 7.71% limited partnership interest in Properties LP, free and clear of any Claims. EVMP is not a party to any option, warrant, purchase right, or other contract or commitment that could require EVMP to sell, transfer, or otherwise dispose of any ownership interest in Properties LP (other than this Agreement and the Investor's Agreement). EVMP is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any ownership interest in Properties LP. Upon transfer by EVMP of the limited partnership interests in Properties LP to the General Partner and the Partnership as contemplated by this Agreement, the General Partner or the Partnership (as the case may be) will acquire the limited partnership interests in Properties LP, free and clear of any Claims created by EVMP.

      SECTION 3.5 REPRESENTATIONS AND WARRANTIES OF EVOC REGARDING OWNERSHIP AND TRANSFER OF INTERESTS IN PROPERTIES LP. EVOC represents and warrants to the Partnership as follows:

            (a) EVOC is the record and beneficial owner of a 54.03% limited partnership interest in Properties LP, free and clear of any Claims. EVOC is not a party to any option, warrant, purchase right, or other contract or commitment that could require EVOC to sell, transfer, or otherwise dispose of any ownership interest in Properties LP (other than this Agreement and the Investor's Agreement). EVOC is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any ownership interest in Properties LP. Upon transfer by EVOC of the limited partnership interests in Properties LP to the General Partner and the Partnership as contemplated by this Agreement, the General Partner or the Partnership (as the case may be) will acquire the limited partnership interests in Properties LP, free and clear of any Claims created by EVMP.

      SECTION 3.6 REPRESENTATION AND WARRANTIES OF ENCAP FUNDS REGARDING OWNERSHIP AND TRANSFER OF INTERESTS IN PROPERTIES LP. The EnCap Funds represent and warrant to the General Partner and the Partnership as follows:

            (a) Each EnCap Fund is the record and beneficial owner of a the limited partnership interest in Properties LP set forth opposite its name on Schedule 3.6, free and clear of any Claims. An EnCap Fund is not a party to any option, warrant, purchase right, or other contract or commitment that could require the EnCap Fund to sell, transfer, or otherwise dispose of any ownership interest in Properties LP (other than this Agreement and the Investor's Agreement). An EnCap Fund is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any ownership interest in Properties LP. Upon transfer by the EnCap Fund of the limited partnership interests in Properties LP to the General Partner and the Partnership as contemplated by this Agreement, the General Partner or the Partnership (as the case may be) will acquire the limited partnership interests in Properties LP, free and clear of any Claims created by EVMP.

      SECTION 3.7 REPRESENTATIONS AND WARRANTIES OF CGAS REGARDING OWNERSHIP AND TRANSFER OF INTERESTS IN CLINTON LP. CGAS hereby represents and warrants to the Partnership as follows:

            (a) CGAS is the record and beneficial owner of a 99.99% limited partnership interest in Clinton LP, free and clear of any Claims. CGAS is not a party to any option, warrant, purchase right, or other contract or commitment that could require CGAS to sell, transfer, or otherwise dispose of any ownership interest in Clinton LP (other than this Agreement and the Investor's Agreement). CGAS is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any ownership interest in Clinton LP. Upon transfer by CGAS of the limited partnership interests in Clinton LP to the Partnership as contemplated by this Agreement, the Partnership will acquire the limited partnership interests in Clinton LP, free and clear of any Claims created by CGAS.

      SECTION 3.8 REPRESENTATIONS AND WARRANTIES OF INVESTORS REGARDING OWNERSHIP AND TRANSFER OF INTERESTS IN PROPERTIES LP. Investors is the record and beneficial owner of a 5.00% limited partnership interest in Properties LP, free and clear of any Claims. Investors is not a party to any option, warrant, purchase right, or other contract or commitment that could require Investors to sell, transfer, or otherwise dispose of any ownership interest in Properties LP (other than this Agreement and the Investor's Agreement). Investors is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any ownership interest in Properties LP. Upon transfer by Investors of the limited partnership interests in Properties LP to the General Partner and the Partnership as contemplated by this Agreement, the General Partner or the Partnership (as the case may be) will acquire the limited partnership interests in Properties LP, free and clear of any Claims created by Investors.

      SECTION 3.9 REPRESENTATIONS AND WARRANTIES OF THE GENERAL PARTNER REGARDING INTERESTS ISSUED. The General Partner hereby represents and warrants to each person acquiring a limited partnership interest in the General Partner pursuant to this Agreement, as follows:

            (a) When issued and paid for as contemplated by this Agreement, the limited partnership interests in the General Partner will have been duly and validly when issued in compliance with the provisions of this Agreement and the GP Partnership Agreement, will be validly issued, fully paid and non-assessable. Such limited partnership interests are not subject to any preemptive rights or rights of first refusal.

      SECTION 3.10 REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP REGARDING COMMON AND SUBORDINATED UNITS. The Partnership hereby represents and warrants to each person acquiring Common Units or Subordinated Units pursuant this Agreement, as follows:

            (a) When issued and paid for as contemplated by this Agreement, the Common Units and Subordinated Units representing limited partnership interests in the Partnership will have been duly and validly when issued in compliance with the provisions of this Agreement and the GP Partnership Agreement, will be validly issued, fully paid and non-assessable. Such Common Units and Subordinated Units are not subject to any preemptive rights or rights of first refusal.

      SECTION 3.11 REPRESENTATIONS AND WARRANTIES OF EVMP, EVOC, THE ENCAP FUNDS AND CGAS REGARDING SECURITIES LAWS. Each of EVMP, EVOC, the EnCap Funds, Investors and CGAS, severally as to itself, hereby represents to the General Partner and the Partnership, as follows:

            (a) It is acquiring its interest in the General Partner or Partnership under this Agreement for its own account for investment and not with a view towards the resale, transfer or distribution thereof, nor with any present intention of distributing the interest. Investor understands that the interest in the General Partner, the Common Units, the Subordinated Units and the Incentive Distribution Rights are "restricted securities" as defined in Rule 144 under the Securities Act.

            (b) It has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the General partner and the Partnership as contemplated by this Agreement, and is able to bear the economic risk of such investment for an indefinite period of time. It has been furnished access to such information and documents as it has requested and has been afforded an opportunity to ask questions of and receive answers from representatives of the General Partner and the Partnership concerning the terms and conditions of this Agreement and an investment in the General Partner and the Partnership.

            (c) It is an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act and has such knowledge and experience in financial and business matters that it is fully capable of evaluating the risks and merits of its investment under this Agreement in the General Partner and the Partnership.

                                   ARTICLE IV.
                                    COVENANTS

      SECTION 4.1 CONSENT TO ADMISSION AS A MEMBER OR PARTNER. Each of EVMP, EVOC, CGAS, Investors, EnCap Fund V and EnCap Fund V-B, with respect to the limited partner interest in Properties LP and Clinton LP transferred by it, and the membership interests in Properties GP transferred by it, hereby grants to the assignee of such interest the right to be admitted to Properties LP or Clinton LP as a substitute limited partner, or to Properties GP as a substitute member. Each limited partner of Properties LP and Clinton LP, and each member of Properties GP, hereby consents to such admission as a substitute limited partner or member, as the case may be. The General Partner, with respect to the membership interest in Properties GP and the limited partnership interest in Properties LP transferred by it, hereby grants to the Partnership the right to be admitted to Properties GP as a substitute member and to Properties GP as a substitute limited partner. Each member of Properties GP and each partner of Properties LP hereby consent to such admission as a substitute limited partner or member, as the case may be.

      SECTION 4.2 FURTHER ASSURANCES. Subject to the terms and conditions of this Agreement, each of the parties hereto will use all reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable, under applicable laws and regulations to fulfill its obligations under this Agreement and to consummate and make effective the transactions contemplated by this Agreement.

      SECTION 4.3 CONVEYANCE OF THE CLINTON PROPERTIES. CGAS agrees that prior to the Closing, it will convey the Clinton Properties to Clinton LP pursuant to the Clinton Conveyance.

                                   ARTICLE V.
                                   THE CLOSING

      SECTION 5.1 THE CLOSING. The closing of the transactions herein contemplated ("CLOSING") shall be held at the offices of Haynes and Boone, L.L.P., One Houston Center, Suite 2100, Houston, Texas 77002 contemporaneously with the execution of this Agreement.

      SECTION 5.2 DELIVERIES AT CLOSING BY SOLE MEMBER OF PROPERTIES GP, LIMITED PARTNERS OF PROPERTIES LP AND PROPERTIES GP AND CGAS. At the Closing,

            (a) EVMP, as the sole member of Properties GP, shall deliver to the General Partner an assignment of the entire membership interest in Properties GP;

            (b) Each of EVMP, Investors, EnCap Fund V and EnCap Fund V-B shall deliver to the General Partner (i) an assignment of the limited partnership interest in Properties LP being assigned to the General Partner by such party as contemplated by this Agreement (ii) a duly executed counterpart of the GP Partnership Agreement; and

            (c) Each of EVMP, EVOC, Investors, CGAS, EnCap Fund V and EnCap Fund V-B shall deliver to the Partnership an assignment of the limited partnership interest in Properties LP being assigned to the Partnership by such party as contemplated by this Agreement.

      SECTION 5.3 DELIVERIES AT CLOSING BY GENERAL PARTNER. At the Closing,

            (a) The General Partner shall deliver to the Partnership an assignment of the entire membership interests in Properties GP and the portion of the limited partnership interest in Properties LP assigned to it pursuant to this Agreement; and

            (b) The General Partner shall deliver to each of EVMP, Investors, EnCap Fund V and EnCap Fund V-B a counterpart, duly executed by it, of the GP Partnership Agreement.

      SECTION 5.4 DELIVERIES AT CLOSING BY THE PARTNERSHIP. At the Closing,

            (a) The Partnership shall deliver to each of EVMP, EVOC, Investors, CGAS, EnCap Fund V and EnCap Fund V-B a duly executed copy of the MLP Partnership Agreement;

            (b) The Partnership shall deliver to each of EVH, Investors, CGH, EnCap Fund V and EnCap Fund V-B certificates representing the Common Units and Subordinated Units to which such party is entitled under this Agreement;

            (c) The Partnership will wire transfer to each of EVMP, EVOC, CGAS, EnCap Fund V and EnCap Fund V-B to the accounts specified by such party the cash payment to which such party is entitled under this Agreement in immediately available funds, less their proportionate share of $2.0 million to pay expenses, if any, in excess of $2.0 million.

            (d) Within 30 days after the Closing Date, the Partnership will wire transfer to each of EVMP, EVOC, CGAS, EnCap Fund V and EnCap Fund V-B, their proportionate share of the $2.0 million retained pursuant to Section 5.4(c) to the extent not used to pay expenses in excess of $2.0 million.

                                  ARTICLE VI.
                                  MISCELLANEOUS

      SECTION 6.1 HEADINGS. The section headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

      SECTION 6.2 NOTICES. Unless otherwise provided herein, all notices or other communications required or permitted hereunder shall be given in writing and shall be hand delivered or sent by registered or certified mail, postage prepaid, at the address opposite such party's name on the signature page hereof or such other address as shall be furnished in writing by such party in accordance with this Section 6.2, and any such notice or communication shall be effective and be deemed to have been given as of the date so delivered or received.

      SECTION 6.3 ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, provided, however, that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by a party hereto without the prior written consent of all other parties.

      SECTION 6.4 ENTIRE AGREEMENT. This Agreement (including Schedules hereto) embody the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersede all prior written or oral commitments, arrangements or understandings with respect thereto. There are no restrictions, agreements, promises, warranties, covenants or undertakings with respect to the transactions contemplated hereby other than those expressly set forth herein or therein.

      SECTION 6.5 COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

      SECTION 6.6 GOVERNING LAW. This Agreement shall be governed by the laws of the State of Texas (regardless of the laws that might be applicable under principles of conflicts of law) as to all matters including, but not limited to matters of validity, construction, effect and performance.

      SECTION 6.7 SEVERABILITY. If any one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected thereby. To the extent permitted by applicable law, each party waives any provision of law which renders any provision of this Agreement invalid, illegal or unenforceable in any respect.

      SECTION 6.8 NO SURVIVAL OF REPRESENTATIONS AND WARRANTIES AND COVENANTS. All representations, warranties, covenants, agreements and obligations contained in this Agreement, or in any Schedule, certificate, document or statement delivered pursuant hereto, shall terminate at the Closing and shall not survive the Closing. No party hereto shall have any liability to any other party or any other person by reason of this Agreement following the Closing, except for intentional and knowing breach of a representation or warranty.

      IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                               ENERVEST MANAGEMENT PARTNERS, LTD.

                               By: EnerVest Management GP, L.C.,
                                   a Texas limited liability company,
                                   its General Partner

                               By: /s/ Mark A. Houser
                                   ----------------------------------------
                                   Mark A. Houser
                                   Executive Vice President and
                                   Chief Operating Officer

                               ENERVEST OPERATING, L.L.C.

                               By: /s/ Mark A. Houser
                                   ----------------------------------------
                                   Mark A. Houser
                                   President

                               EV INVESTORS, L.P.

                               By: EnerVest Management Partners, Ltd.
                                   its General Partner

                               By: EnerVest Management GP, L.C.,
                                   a Texas limited liability company,
                                   its General Partner

                               By: /s/ Mark A. Houser
                                   ----------------------------------------
                                   Mark A. Houser
                                   Executive Vice President and
                                   Chief Operating Officer

                               CGAS EXPLORATION, INC.

                               By: /s/ Mark A. Houser
                                   ----------------------------------------
                                   Mark A. Houser
                                   President and Chief Operating Officer

                               CGAS PROPERTIES, L.P.

                               By: EVCG, L.L.C.
                                   A Delaware limited liability company,
                                   its General Partner

                               By: EV Properties L.P.
                                   a Delaware limited partnership,
                                   its Sole Member

                               By: EV Properties GP, LLC
                                   a Delaware limited liability company,
                                   its General Partner

                               By: EnerVest Management Partners, Ltd.,
                                   a Texas limited partnership,
                                   its sole Member

                               By: EnerVest Management GP, L.C.,
                                   a Texas limited liability company,
                                   its General Partner

                               By: /s/ Mark A. Houser
                                   ----------------------------------------
                                   Mark A. Houser
                                   Executive Vice President and
                                   Chief Operating Officer

                               EVCG GP, LLC

                               By: EV Properties L.P.
                                   a Delaware limited partnership,
                                   its Sole Member

                               By: EV Properties GP, LLC
                                   a Delaware limited liability company,
                                   its General Partner

                               By: EnerVest Management Partners, Ltd.,
                                   a Texas limited partnership,
                                   its sole Member

                               By: EnerVest Management GP, L.C.,
                                   a Texas limited liability company,
                                   its General Partner

                               By: /s/ Mark A. Houser
                                   ----------------------------------------
                                   Mark A. Houser
                                   Executive Vice President and
                                   Chief Operating Officer

                               ENCAP ENERGY CAPITAL FUND V, L.P.,
                               a Texas limited partnership

                           By: EnCap Equity Fund V GP, L.P.,
                               a Texas limited partnership,
                               its General Partner

                           By: EnCap Investments L.P.,
                               a Delaware limited partnership,
                               its General Partner

                           By: EnCap Investments GP, L.L.C.,
                               a Delaware limited liability company,
                               its General Partner

                           By: /s/ Gary R. Petersen
                               -----------------------------------------
                           Name: Gary R. Petersen
                           Title: Senior Managing Director

                           ENCAP V-B ACQUISITIONS, L.P.,
                           a Texas limited partnership

                           By: EnCap V-B Acquisitions GP, LLC,
                               a Texas limited liability company,
                               its General Partner

                           By: EnCap Energy Capital Fund V-B, L.P.,
                               a Texas limited partnership,
                               its Sole Member

                           By: EnCap Equity Fund V GP, L.P.,
                               a Texas limited partnership,
                               its General Partner

                           By: EnCap Investments L.P.,
                               a Delaware limited partnership,
                               its General Partner

                           By: EnCap Investments GP, L.L.C.,
                               a Delaware limited liability company,
                               its General Partner

                           By: /s/ Gary R. Petersen
                               -----------------------------------------
                           Name: Gary R. Petersen
                           Title: Senior Managing Director

                           EV ENERGY PARTNERS, L.P.

                           By: EV Energy GP, L.P.,
                               A Delaware limited partnership,
                               its General Partner

                           By: EV Management, L.L.C.,
                               A Delaware limited liability company,
                               its General Partner

                           By: /s/ Michael E. Mercer
                               --------------------------------------------
                               Michael E. Mercer
                               Senior Vice President and
                               Chief Financial Officer

                           EV ENERGY GP, L.P.

                           By: EV Management, L.L.C.,
                               a Delaware limited liability company
                               its General Partner

                           By: /s/ Michael E. Mercer
                               --------------------------------------------
                               Michael E. Mercer
                               Senior Vice President and
                               Chief Financial Officer

                           EV MANAGEMENT, L.L.C.

                           By: /s/ Michael E. Mercer
                               --------------------------------------------
                               Michael E. Mercer
                               Senior Vice President and
                               Chief Financial Officer

                           EVEC HOLDINGS, LLC

                           By: EnerVest Management Partners, Ltd.,
                               a Texas limited partnership,
                               its Sole Member

                           By: EnerVest Management GP, L.C.,
                               a Texas limited liability company,
                               its General Partner

                           By: /s/ Mark A. Houser
                               ----------------------------------------
                               Mark A. Houser
                               Executive Vice President and
                               Chief Operating Officer

                           CGAS HOLDINGS LLC

                           By: CGAS Exploration, Inc.,
                               an Ohio corporation,
                               its Sole Member

                           By: /s/ Mark A. Houser
                               ----------------------------------------
                               Mark A. Houser
                               President and Chief Operating Officer

                                  SCHEDULE 3.2

                          SUBSIDIARIES OF PROPERTIES LP

Name                                                                  State of Formation
----                                                                  ------------------
EnerVest WV, L.P.                                                           Delaware

EnerVest Production Partners, L.P.                                          Delaware

EVWV GP, LLC                                                                Delaware

EVPP GP, LLC                                                                Delaware

Lower Cargas Operating Company                                              Louisiana

EnerVest Cargas, Ltd.                                                       Texas

                                  SCHEDULE 3.3

                         RECORD OWNERS OF PROPERTIES LP

EV Investors, L.P.                                                     5.00%

EnCap Fund V                                                          18.56%

EnCap Fund V-B                                                        14.69%

EnerVest                                                               7.71%

EVOC                                                                  54.03%

                                  SCHEDULE 3.6

                            ENCAP OWNERSHIP PERCENTS

EnCap Fund V                                                             18.56

EnCap Fund V-B                                                           14.69

                                        1